  EXHIBIT 10.1

LETTER OF INTENT FOR MINING CLAIM EARN-IN OPTION AGREEMENT

This Letter of Intent (LoI) is made on the 29th day of April 2021.

Between	Altura Mining Limited (ABN 39 093 391 774) of Level 9, 863 Hay St, Perth, WA, 6000 (herewith called “Altura”).

AND
Lithium Corporation of 1031 Railroad Street, Suite 102B, Elko, Nevada, 89801 (herewith called “LTUM”)

Altura and LTUM shall together be referred to as the “Parties”.

RECITALS:

A.	Altura is a company established under the laws of Australia and is registered and listed on the Australian Securities Exchange (ASX).

B.	LTUM is a company established under the laws of the United States of America (USA) and is listed on the Over the Counter mid-tier equity market (OTCQB).

C.	Altura has previously developed a lithium mining operation in Australia and is focused on discovery, evaluation and development of other lithium raw material supply opportunities.

D.	LTUM is a USA based lithium raw material explorer and developer with a focus on lithium brine (or salar) projects located in Nevada, USA with the most advanced project known as Fish Lake Valley (FLV).

E.	The Parties will formulate an Earn-in Option Agreement (EOA) on the basis of the Term Sheet as described in Schedule 1.

F.

The Parties each intend to commence a detailed evaluation of the FLV project in order to advance knowledge, define a maiden resource, amenability to extraction and economic assessment of the lithium brine project as a priority.

G.	The Parties will carry out the terms and conditions of this LoI at all times in good faith.

H.	All reference to $ (dollars) refers to United States Dollars.

Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

The Parties agree as follows:

1.	Altura will pay LTUM the sum of fifty thousand dollars ($50,000) within five (5) business days of signing this LoI.

2.	The Parties will execute a formal EOA no later than 31 July 2021 or such other date as agreed between the parties.

3.	With the exception of Item 1 above, each party will be responsible for their own costs in relation to execution of this LoI and the EOA.

4.	A Term Sheet outlining the proposed terms and conditions of EOA is attached as Schedule 1, Term Sheet - Earn-in Option Agreement.

Dated:

Signed by Altura Mining Ltd under s.127(1) of the Corporations Act 2001	/s/ James Stuart Brown
	sign	sign
	Director	Director
	office (director)	office (director or secretary)
	James Stuart Brown	Allan Charles Buckler
	full name	full name

Signed by Lithium Corporation IRS EIN 98-0530295	/s/ Thomas Michael Lewis
	sign	sign
	Director	Director
	office (director)	office (director or secretary)
Thomas Michael Lewis
	full name	full name

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

Schedule 1

Term Sheet - Earn-in Option Agreement

1.	Parties

Altura Mining  Ltd (ACN 093 391 774) of Level 9 863 Hay Street Perth WA 6000 Australia (Altura) (or nominee) and Lithium Corporation of 1031 Railroad St. Suite 102B, Elko, Nevada, 89801, United States of America (LTUM).

2.	Purpose	This Term Sheet sets out the terms and conditions of the Earn-in Option Agreement (EOA) in which Altura has a right to earn a 60% interest in the Claims held by LTUM as attached in Schedule 2
3.	Legal Effect	This Term Sheet is legally binding and enforceable on the parties under the laws of Nevada, United States of America
4.	Condition Precedent

This Term Sheet is subject to the condition precedent (CP) that Altura is satisfied, in its sole discretion, with its due diligence enquiries in relation to the Claims and gives LTUM notice in writing to that effect within 60 days after the date of signing this Term Sheet (DD Period).

5.	Exclusivity

During the DD Period, subject to applicable statutory and fiduciary duties, LTUM must not:

(a)      directly or indirectly solicit, invite or facilitate any Competing Proposal; or

(b)      enter into any agreement in respect of a Competing Proposal.

Competing Proposal means a transaction to obtain any interest in the Claims.

6.	Claims	The Placer Claims (Claims)are all the claims owned by LTUM located in Esmeralda County, Nevada forming the Fish Lake Valley Project and which are detailed in Schedule 2

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

7.	Earn-in

Subject to satisfaction of the CP, which will trigger the commencement of Altura’s four year, financial spend requirements (Earn-in Period);

(a)      LTUM grants Altura the sole right to earn a 60% interest (Earned Interest) in the Claims by conducting exploration and incurring expenditure relating to exploration and assessments including associated resource and feasibility studies of the Claims and expenditure incurred in clause 11 (a),(b),(d) to a value of no less than $US 2,000,000 in aggregate (Expenditure) over the 4 year period commencing on the date that the CP is satisfied (Earn-in Period) with the minimum annual expenditure as follows:

•         Year 1 - $US 200,000;

•         Year 2 - $US 400,000;

•         Year 3 - $US 600,000;

•         Year 4 - $US 800,000.

Collectively the Expenditure.

(b)      For the avoidance of doubt, each annual year of the Earn-in Period (years1 - 4) will start on the anniversary of the commencement of the Earn-in Period.

(c)       In addition to the expenditure commitment detailed in (a) above Altura is required to make payments in cash and shares to LTUM upon execution of the EOA on the following basis:

•         Upon signing EOA Altura to pay $US 100,000 and issue the equivalent of $US 100,000 in Altura shares;

•         1st Anniversary - $US 100,000 plus $US 100,000 equivalent in Altura shares;

•         2nd Anniversary - $US 125,000 plus $US 100,000 equivalent in Altura shares;

•         3rd Anniversary - $US 150,000 plus $US 100,000 equivalent in Altura shares;

•         4th Anniversary - $US 150,000 plus $US 100,000 equivalent in Altura shares;

(d)     To this end, LTUM grants Altura the unimpeded right to access and conduct exploration on the Claims during the Earn-in Period.

(e)     Altura may withdraw from the EOA on 1 month's written notice to LTUM, provided that:

(i)       at least $US 500,000 of Expenditure has been funded by Altura.

(f)      Altura may at any time (and from time to time) after the date that the CP is satisfied return responsibility for any Claim to the holder of that Claim. From the effective date of such return, the returned Claim will not be included as a Claim set out in clause 6 above.

(g)     Altura may choose to accelerate the expenditure commitments detailed in (a) above, and as long as the $US 2,000,000 has been spent, and equivalent cash and share payments as detailed in (c) above have been paid or issued as the case may be, then the provisions will be deemed to have been satisfied and the Earn-in Option satisfied.

8.	Earn-in of Interest

Upon Altura:

(a)      wholly incurring the Expenditure; and

(b)      providing a report to LTUM of the results of its exploration within the Claims during the Earn-in Period.

Altura earns the right for the Earned Interest to be legally transferred to it and discussions on an unincorporated joint venture (Joint Venture/JV) between the parties will commence along the guidelines set out in item 9.

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

9.	Joint Venture

Guidelines:

(a)     the purpose of the JV will be to maintain the Claims in good standing, seek debt and equity finance for exploration and development of the Claims;

(b)     each Participant may contribute their interests in the Claims to the JV;

(c)      the commencing participating interests (Participating Interests) in the JV will be 40% LTUM and 60% Altura and the participants will share in the costs, expenditure and products (in kind) of the JV in proportion to their Participating Interests;

(d)     the JV will be managed by a Joint Venture Committee with two members appointed by each of the Parties and voting pro rata on shareholding with the participation of the parties in the JV; the chairman will not have a casting vote and decisions will be by simple majority;

(e)     the Joint Venture Committee will determine initial and then annual subsequent programmes and budgets for the conduct of the JV;

(f)       he Joint Venture Committee will appoint a joint venture manager (Manager), provided that Altura will be appointed as the first Manager;

(g)     the Manager will have day to day management of the Joint Venture, subject to annual programmes and budgets approved by the Joint Venture Committee and subject to the relevant programme and budget, may make cash calls from time to time;

(h)     the parties will be subject to dilution in accordance with an agreed formula; and

(i)       Each Party shall grant the other a Right of First Refusal in relation to any offer considered or received in regard to each Parties equity interest, in the event of notification to either Party for any or all of their equity interest the non-selling Party will have 45 days to match or better the offer.

10.	Option to purchase equity interest

Upon completion of the EOA Altura may;

(a)      within one (1) year of satisfaction of the EOA and after formally acquiring sixty percent (60%) of the FLV Project, acquire an additional twenty percent (20%) equity interest in the FLV Project from LTUM for one million seven hundred and fifty thousand dollars ($1,750,000);

(b)     within two (2) years of satisfaction of the EOA and formally acquiring eighty percent (80%) of the FLV Project, acquire a further twenty percent (20%) equity interest in the FLV Project from LTUM for one million seven hundred and fifty thousand dollars ($1,750,000);

(c)      in the event that clause 10. (a) and (b) are executed then LTUM will be entitled to a 2.5% Net Smelter Royalty (NSR); and

(d)     Altura can elect to purchase the rights to 50% of the NSR from LTUM for the sum of $US 2,000,000.

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

11.	Altura obligations during Earn-in Period

During the Earn-in Period, Altura must after satisfaction of clause 4 of this agreement, in respect of the Claims:

(a)      maintain the Claims in full force and good standing and free from any liability for forfeiture or non-renewal;

(b)     comply with the conditions of grant of the Claims, agreements in place at the time of signing with all other parties and government authorities insofar as they apply to the Claims, including paying all fees, rents, and other sums levied or assessed in relation to the Claims; and

(c)      undertake sufficient annual expenditure related to the CLAIMS to comply with the minimum expenditure requirements in item 7;

(d)     Provide LTUM with an annual report (including all data in relation to the Claims; and

(e)     Act in accordance and maintain its OTC listing in the USA.

12.	LTUM obligations during Earn-in Period

During the Earn-in Period, LTUM must in respect of the Claims:

(a)      do all things necessary to enable Altura to exercise its rights to conduct exploration and development activities on the Claims;

(b)     not dispose of, cause or allow any encumbrance or lien to be granted over, or allow an option to be granted to any other person over, all or any part of the Claims;

(c)      not enter into any material contract or incur any material liability in respect of all or any part of the Claims;

(d)     not relinquish all or any part of the Claims or its interest in the Claims without Altura’s prior written consent, except as required by law; and

(e)     promptly notify Altura of any claims, proceedings or notices from any government authority with respect to the Claims.

13.	Warranties

As at the date of this Term Sheet, each Party warrants for the benefit of the other Party that:

(a)      it is validly incorporated, organised and subsisting in accordance with the laws of its place of incorporation;

(b)     it has full power and capacity to enter into and perform its obligations under this Term Sheet;

(c)      all necessary authorisations for the execution, delivery and performance by it of this Term Sheet in accordance with its terms have been obtained; and

(d)     its execution, delivery and performance of this Term Sheet complies with its constitution and does not constitute a breach of any law or obligation, or cause a default under any agreement by which it is bound.

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

14.	Formal Agreement

The Parties will negotiate, in good faith and acting reasonably, a formal earn-in and exploration joint venture agreement (Formal Agreement) which will be consistent with and replace and expand upon this Term Sheet,

15.	Confidentiality

This Term Sheet, and any information, documents or discussions between the Parties (and each parties’ respective officers, employees or representatives) in connection with this Term Sheet are confidential and must not be disclosed by any party to another person except:

(a)        to a party’s employees, advisers, auditors or other consultants or to a Related Body Corporate of a party requiring the information for the purposes of considering or complying with this Term Sheet;

(b)        with the consent of the other party;

(c)         If required by law or the rules of ASX; or OTC or

(d)        if the information is generally and publicly available other than as a result of a breach of confidence by the person receiving the information, and each party may only use such information for the purpose for which it was disclosed; or

(e)       The Parties agree to consult with one another prior to any such releases to each security exchange.

16.	Termination

If either party breaches this Term Sheet and does not rectify the breach within 14 days of request in writing to do so by the other party, the party that requested remedy of the breach may terminate this Term Sheet on notice in writing to the other party.

17.	General

Unless expressed to the contrary:

(a)     headings (including those in the first column) are for convenience only and do not affect the interpretation of this document;

(b)    where an expression is defined anywhere in this document (including by bolding and brackets) another part of speech or grammatical form of that expression has a corresponding meaning;

(c)    a reference: to an individual or person includes a firm, corporation, incorporated association and a government or statutory body or authority; any gender includes all genders; the singular includes the plural and vice versa; recitals, clauses, schedules or annexures are to recitals, clauses, schedules or annexures of or to this document;

(d)    a statute, ordinance or other law includes regulations and other statutory instruments made under it and consolidations, amendments and re-enactments of it;

(e)    this Term Sheet or another document includes this document as varied or replaced;

(f)       any party to this document includes that party's executors, administrators, substitutes, successors and permitted assigns.

(g)      This Term Sheet may be executed in any number of counterparts, each of which when executed and delivered to the other parties shall constitute an original, but all counterparts together shall constitute one and the same agreement.

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

Schedule 2

List of Claims – Twp’s 1N & 1S, Rge 36E of the Mount Diablo Meridian & Baseline, Esmeralda County, Nevada

Claim Name	BLM No.	Area (acres)	1/2	1/4	Sec	Twp	Rge

FLN 1	NV 105231487	80	W	SW	24	1N	36E
FLN 2	NV 105231488	80	E	SE	23	1N	36E
FLN 3	NV 105231489	80	W	SE	23	1N	36E
FLN 4	NV 105231490	80	E	SW	23	1N	36E
FLN 5	NV 105231491	80	W	SW	23	1N	36E
FLN 6	NV 105231492	80	E	SE	22	1N	36E
FLW 2	NV 105231493	80	W	SE	27	1N	36E
FL #5	NMC1006705	80	W	NW	26	1N	36E
FL #6	NMC1006706	80	E	NW	26	1N	36E
FL #7	NMC1006707	80	W	NE	26	1N	36E
FL #8	NMC1006708	80	E	NE	26	1N	36E
FL #9	NMC1006709	80	W	NW	25	1N	36E
FL #10	NMC1087284	80	W	SW	25	1N	36E
FL #11	NMC1087285	80	E	SE	26	1N	36E
FL #12	NMC1006710	80	W	SE	26	1N	36E
FL #13	NMC1006711	80	E	SW	26	1N	36E
FL #14	NMC1006712	80	W	SW	26	1N	36E
FL #15	NV 105231495	80	E	SE	27	1N	36E
FL #16	NV 105231496	80	E	NE	34	1N	36E
FL #17	NMC1006715	80	W	NW	35	1N	36E
FL #18	NMC1006716	80	E	NW	35	1N	36E
FL #19	NMC1006717	80	W	NE	35	1N	36E
FL #20	NMC1087286	80	E	NE	35	1N	36E
FL #21	NV 105231497	80	E	SE	35	1N	36E
FL #22	NMC1006719	80	W	SE	35	1N	36E
FL #23	NMC1006720	80	E	SW	35	1N	36E
FL #24	NMC1006721	80	W	SW	35	1N	36E
FL #90	NMC1087287	80	W	NW	36	1N	36E
FL #25	NV 105231498	80	E	SE	34	1N	36E
FL #26	NV 105231499	79.03	W	NW	2	1S	36E
FL #27	NV 105231500	78.85	E	NW	2	1S	36E
FL #28	NV 105231501	78.67	W	NE	2	1S	36E
FL #29	NV 105231502	78.49	E	NE	2	1S	36E
FL #30	NV 105231503	78.6	W	NW	1	1S	36E
FL #31	NV 105231504	80	W	SE	3	1S	36E
FL #32	NV 105231505	80	E	SE	3	1S	36E
FL #33	NV 105231506	80	W	SW	2	1S	36E
FL #34	NV 105231507	80	E	SW	2	1S	36E
FL #35	NV 105231508	80	W	SE	2	1S	36E
FL #36	NV 105231509	80	E	SW	2	1S	36E
Li 123	NV 105231510	80	N	SE	10	1S	36E
Li 124	NV 105231511	80	N	SW	11	1S	36E
Li 125	NV 105231512	80	S	NE	10	1S	36E
Li 126	NV 105231513	80	S	NW	11	1S	36E
Li 127	NV 105231514	80	N	NE	10	1S	36E
Li 128	NV 105231515	80	N	NW	11	1S	36E
Li 223	NV 105231516	80	N	SE	11	1S	36E
Li 225	NV 105231517	80	S	NE	11	1S	36E
Li 227	NV 105231518	80	N	NE	11	1S	36E

		3913.64	Acres

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Letter of Intent for Mining Tenement Earn-in Option Agreement (LoI)

Staked March 21st 2021, but NOT Recorded

Li 0		80	E	NW	10	1S	36E
Li 1		80	S	NE	28	1S	36E
Li 2		80	S	NW	27	1S	36E
Li 3		80	N	NE	28	1S	36E
Li 4		80	N	NW	27	1S	36E
Li 5		80	S	SE	21	1S	36E
Li 6		80	S	SW	22	1S	36E
Li 7		80	N	SE	21	1S	36E
Li 8		80	N	SW	22	1S	36E
Li 9		80	S	NE	21	1S	36E
Li 10		80	S	NW	22	1S	36E
Li 11		80	N	NE	21	1S	36E
Li 12		80	N	NW	22	1S	36E
Li 13		80	S	SE	16	1S	36E
Li 14		80	S	SW	15	1S	36E
Li 15		80	N	SE	16	1S	36E
Li 16		80	N	SW	15	1S	36E
Li 17		80	S	NE	16	1S	36E
Li 18		80	S	NW	15	1S	36E
Li 19		80	N	NE	16	1S	36E
Li 20		80	N	NW	15	1S	36E
Li 22		80	S	SW	10	1S	36E
Li 24		80	N	SW	10	1S	36E
Li 107		80	N	SE	22	1S	36E
Li 109		80	S	NE	22	1S	36E
Li 113		80	S	SE	15	1S	36E
Li 114		80	S	SW	14	1S	36E
Li 115		80	N	SE	15	1S	36E
Li 116		80	N	SW	14	1S	36E
Li 117		80	S	NE	15	1S	36E
Li 118		80	S	NW	14	1S	36E
Li 119		80	N	NE	15	1S	36E
Li 120		80	N	NW	14	1S	36E
Li 121		80	S	SE	10	1S	36E
Li 122		80	S	SW	11	1S	36E

		2,800	Acres

	Grand Total	6713.64	Acres

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